Supplement dated February 27, 2025
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor New York and Monument Advisor Select New York dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The January 23, 2025 supplement addressed the merger of the NVIT BNY Mellon Core Plus Bond Fund: Class Y and the NVIT Loomis Core Bond Fund: Class Y effective on or about February 28, 2025. The following changes apply:
•
There is no availability restriction for the NVIT Loomis Core Bond Fund: Class Y, it is available for all contracts effective February 28, 2025.
Accordingly, the following changes apply to the initial summary prospectus:
(1) The Appendix is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Platform Fee[1]	Current Expenses + Low Cost Fund Platform Fee	Average Annual Total Returns (as of 12/31/2023)
					1 year	5 year	10 year
Fixed Income	NVIT Loomis Core Bond Fund: Class Y Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.48%	0.00%	0.48%	7.63%	2.23%	2.30%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Fund Platform Fee. The maximum Low Cost Fund Platform Fee applicable for any Sub-account is 0.35%. For Contracts issued between May 1, 2007 and December 29, 2013, and which have not elected the Low Cost Fund Platform Fee Endorsement, the Company imposes a Transaction Fee.
ISP-0843